EXHIBIT 10.1

                                 INFORMAX, INC.
                       EQUITY INCENTIVE COMPENSATION PLAN

     INFORMAX, INC. (the "Company") sets forth herein the terms of this Equity Incentive Compensation Plan (the "Plan") as follows:

     1. PURPOSE

     The Plan is intended to advance the interests of the Company by providing eligible officers, employees, directors of, and consultants to the Company (as designated pursuant to Section 4 below) with incentives to improve business results, by providing an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company, and will encourage such persons to remain in the employ or service of the Company. To this end, the Plan provides for the grant of stock options, and shares of restricted stock, all as set out herein.

     Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or the corresponding provision of any subsequently-enacted tax statute (the "Code") ("Incentive Stock Option"), except (i) to the extent that any such Option would exceed the limitations set forth in Section 7 below; (ii) any Option specifically designated at the time of grant as not being "incentive stock options"; and
(iii) any Option  that  otherwise  would not satisfy  the  requirements  of Code
Section 422 at the time of grant (collectively, "Non-qualified Stock Options"). Further, grants may be made of shares of restricted stock, in accordance with the provisions of Section 6 below ("Restrictive Stock Awards"). Such grants and awards are referred to collectively as "Incentive Awards." Each Incentive Award shall be evidenced by a written agreement between the Company and the recipient employee setting out the terms and conditions of the grant (an "Agreement"). Except where the context otherwise requires, the term "Company" shall include the parent corporation and all subsidiaries of the Company within the meaning of Sections 424(e) and 424(f) of the Code.

     2. ADMINISTRATION

     (a) Board of Directors. The Plan shall be administered by the Board of Directors of the Company (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Incentive Award granted or associated agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the

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Board to be necessary or  appropriate to the  administration  of the Plan or any
Incentive Award granted or Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or by without a meeting by written consent of the Board of Directors executed in accordance with the Company's Articles of Incorporation and By-Laws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Incentive Award granted or Agreement entered into hereunder shall be final and conclusive.

     (b) Committee. The Board may from time to time appoint an Equity Incentive compensation Plan Committee (the "committee") consisting of one or more members of the Board. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Articles of Incorporation and By-Laws of the Company and applicable law. The Board may remove members, add members, and fill vacancies on the committee from time to time, all in accordance with the company's Articles of Incorporation and By-Laws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     (c) No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted or Agreement entered into hereunder.

     (d) Delegation to the Committee. In the event that the Plan or any Incentive Award granted or Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

     3. STOCK

     The stock that may be issued pursuant to Incentive Awards under the Plan shall be shares of Non-Voting Common Stock, par value $0.01 per share, of the Company (the "Non-Voting Stock") and be shares of Voting Common Stock, par


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value $0.01 per share, of the Company (the "Voting Stock", and together with the
Non-Voting Stock, the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Non-Voting Stock that may be issued pursuant to Incentive Awards under the Plan shall not exceed, in the aggregate, 2,200,000 shares, which number of shares is subject to adjustment as hereinafter provided in Section 17 below. If any Incentive Award expires, terminates, or is terminated for any reason prior to exercise or vesting in full, the shares of Stock that were subject to the unexercised, forfeited or terminated portion of such Incentive Award shall be available for future grants of Incentive Awards under the Plan.

     4. ELIGIBILITY

     Incentive Awards may be granted under the Plan to any employee or director of, or any consultant to the Company or any Subsidiary (including any such employee who is an officer or director of the Company or any Subsidiary) as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. An individual may hold more than one Incentive Award, subject to such restrictions as are provided herein.

     5. EFFECTIVE DATE AND TERM OF THE PLAN

     (a) Effective Date. The Plan shall be effective as of the date of adoption by the Board, subject to approval of the Plan within one year of such effective date by a majority of the votes cast at a duly held meeting of the shareholders of the Company at which a quorum representing at least a majority of outstanding shares of stock of the Company entitled to vote thereon is, either in person or by proxy, present and voting on the Plan or by written consent in accordance with the Articles of Incorporation and By-Laws of the Company; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all Incentive Awards granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan within one year of such effective date, any Incentive Awards granted hereunder shall be null and void and of no effect.

     (b) Term. The Plan shall terminate on the date ten years from the effective date.

     6. GRANT OF OPTIONS AND SHARES OF RESTRICTED STOCK

     (a) Options. Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination


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of the Plan,  grant to such  eligible  individuals  as the  Board may  determine
("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options. The date on which the Board approves the grant of an Option shall be considered the date on which such Option is granted.

     (b) Restricted Stock Awards. Subject to the terms of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Holders"), shares of restricted Stock, subject to (i) payment by the Holder of not less than the par value of such stock and (ii) the attainment of such performance objectives and the completion of such service requirements (if any) as the Board shall determine and specify as a condition to making such grant. Each such grant shall be effected by the execution of an Agreement setting out the terms and conditions applicable thereto and by the issuance of shares of restricted Stock. Upon attainment of the specified objectives and requirements (or, to the extent specified by the Board, partial attainment of such objectives and requirements), the Holder shall be entitled to shares of Stock specified in the grant (or the portion of such shares earned by partial attainment of the objectives and requirements, as applicable) free of restrictions, except that such shares of Stock shall continue to be subject to the restrictions set out in Section 11(b) and (c). Upon the failure of (i) the Holder to pay the price specified for the shares within the time set by the Board at the time of the grant or, (ii) upon the expiration of the specified period for attaining performance objectives without such objectives having been achieved or (iii) upon termination of the Holder's employment without the Holder having satisfied the service requirement specified at the time of grant (the "Conditions"), except as shall otherwise have been specified in the Agreement at the time of grant or in an amendment thereto, the shares of restricted Stock (or appropriate portion thereof) shall be forfeited and shall again be available for regrant under the terms of the Plan. The Board may require that the certificates evidencing the grant of shares of restricted Stock hereunder be held in escrow until such restrictions have expired. The Board may also cause a legend to be placed on such certificates making appropriate reference to the restrictions to which the shares are subject.

     (c) Cancellation and New Grant of Options. The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Stock having an exercise price per share which may be lower or higher than the exercise price per share of the canceled Options.


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     (d)  Acceleration.  The Board may, in its sole  discretion,  accelerate the date or dates on which all or any particular Option or Options granted under the Plan may be exercised or on which any Conditions under Restricted Stock Awards lapse.

     7. LIMITATION ON INCENTIVE STOCK OPTIONS

     An Option (other than an Option described in exception (ii) or (iii) of Section 1) shall constitute an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which options intended to constitute Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of
Section 422(b)(7) of the Code) does not exceed $100,000.

     8. OPTION AGREEMENTS

     All Options granted pursuant to the Plan shall be evidenced by Agreements ("Option Agreements"), to be executed by the Company and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan. Any amendment or modification to an Option Agreement shall be made by a written instrument approved by the Board and executed by or on behalf of the Company and the Optionee (or permitted transferee of the Optionee).

     9. OPTION PRICE

     The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be determined by the Board and stated in each Option Agreement.

     In the case of an Option intended to constitute an Incentive Stock Option, the Option Price shall be not less than the greater of par value or 100% of the fair market value of a share of the Stock on the date the Option is granted (as determined in good faith by the Board); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent (10%)), the Option Price of an Option which is intended to be an Incentive Stock Option (within the meaning of Section 422 of the Code) shall be not less than the greater of par value or 110% of


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the fair market value of a share of Stock at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale shall have been made. Such determination of the fair market value of such shares shall be final, binding, and conclusive.

     In the case of an Option not intended to constitute an "Incentive Stock Option," the Option Price shall not be less than par value.

     10. TERM AND EXERCISE OF OPTIONS

     (a) Term. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option (subject to earlier termination as provided in the Plan); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent (10%)), an Option granted to such Optionee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

     (b) Option Period and Limitations on Exercise. Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option or any amendment thereto. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding and may condition exercisability of an Option upon the Optionee's attainment of performance objectives set out in the Option Agreement; provided, however, that any such limitation or condition on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be


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exercised.  Notwithstanding  any other provisions of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in
Section 5 above.

     (c) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Board, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, except as provided below. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents;
(ii) through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; (iii) if at the time of exercise the Stock is publicly traded on an established securities market or exchange, by delivering a written direction to the Company that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a cashless exercise/loan procedure (pursuant to which the Optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the shares of Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that the Company, may, in its judgment, be required to withhold with respect to the exercise of the Option; or
(iv) by a combination of the methods described in (i), (ii) and (iii). The Optionee's right to pay the exercise price by exchange of Stock, however, is subject to the following limitation: the Stock being exchanged must have been held by the Optionee for at least six months. Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the cashless exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not


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an Incentive Stock Option.  An individual  holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 16 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance. Shares issued pursuant to the exercise shall be subject to the applicable restrictions set out in Section 11 hereof.

     11. TRANSFERABILITY OF STOCK AND OPTIONS

     (a) Transferability. During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the guardian or legal representative of the Optionee) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution. No shares of restricted stock shall be assignable or transferable, other than by will or the laws of descent and distribution, prior to the satisfaction of applicable performance and service requirements with respect to such shares. No holder of shares acquired pursuant to this Plan shall sell, assign, transfer, pledge or hypothecate such shares except in accordance with the terms of this Plan and any applicable shareholders agreement. No holder of shares acquired pursuant to this Plan will pledge or hypothecate such shares without the prior consent of the Company. Notwithstanding anything to the contrary, any unrestricted shares acquired pursuant to this Plan may be transferred by gift to the holder's "Family", provided that any such transferee shall enter into a written agreement to be bound by the terms of this Plan and any applicable shareholders agreement. For this purpose, "Family" shall mean the siblings, children, parents and spouse of the holder of such shares.

     (b) Repurchase Rights.

         (i) Upon the termination of the employment or service with the Company or a Subsidiary for any reason of an employee who has been granted Incentive Awards hereunder, the Company shall have the right, for a period of 180 days following such termination, to repurchase any or all of the shares acquired by the employee pursuant to this Plan under an Incentive Award (including shares that were previously transferred pursuant to Subsection 11(c) below, unless otherwise specified in the Agreement relating to such Incentive Award), at a price equal to the fair market value of such shares on the date of termination (or at such lower price as shall have been specified by the Board at the time of grant and set out in the appropriate Option or restricted Stock Agreement with respect to the grant). Upon the exercise, pursuant to Section 12 or 13 below, of an Option following termination of employment or service, the Company shall have the right, for a period of 180 days following such exercise, to repurchase any or all such shares at a price equal to the fair market value of such shares on the date of


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exercise  (or at such lower price as shall have been  specified  by the Board at the time of grant and set out in the appropriate Option Agreement with respect to the grant).

         (ii) In the event that the Company determines that it cannot or will not exercise its rights to purchase Stock under this Section 11(b), in whole or in part, the Company may assign its rights, in whole or in part, to (A) any shareholder of the Company who owns stock or securities of the Company having more than 50% of the combined voting power of all classes of stock of the Company (a "Shareholder"), (B) any employee benefit plan (within the meaning of ss. 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by the Company or a Subsidiary for the benefit of employees of the Company or a Subsidiary (a "Plan"), or (C) any corporation or other trade or business that is controlled by or under common control with the Company (determined in accordance with the principles of Section 414(b) and (c) of the Code and the regulations thereunder) (an "Affiliate"). The Company shall give reasonable written notice to the employee of any assignment of its rights.

     (c) Right of First Refusal.

         (i) A grantee of an Incentive Award (or such other individual who is entitled, pursuant to Section 13 below, to exercise an Option or to whom restricted Stock is transferred, following the death of the Optionee or grantee) shall not sell, pledge, assign, gift, transfer or otherwise dispose of any shares of Stock acquired pursuant to an Incentive Award to anyone without first offering them to the Company for purchase on the same terms and conditions as those offered the proposed transferee. Any individual who proposes such a transfer (the "Transferor") shall notify the Company, in writing, of the identity of the transferee and the terms and conditions of such transfer. The Company may exercise its right of first refusal within 60 days after receiving such notice of the proposed transfer. If the Company (or its permitted assignee) fails to exercise such right of first refusal during this 60 day period, the Transferor may proceed with the proposed transfer at any time within the next 60 days, and if he does not do so, the restrictions of this Subsection shall re-apply. The restrictions of this Subsection shall re-apply to any person to whom Stock that was originally acquired pursuant to an Incentive Award is sold, pledged, assigned, bequeathed, gifted, or otherwise transferred, without regard to the number of such subsequent transferees or the manner in which they acquire the Stock. Notwithstanding the foregoing, the restrictions of this Subsection shall not apply to a transfer of Stock that occurs as a result of the death of the Transferor or of any subsequent transferee (but shall apply to the executor, administrator or personal representative, the estate and the legatees, beneficiaries and assigns thereof). The right of first refusal granted in this Section shall terminate on the closing of an initial public offering of the Company's Stock under the Securities Act.


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

         (ii) The  Company  may  assign  its right of first  refusal  under this
Section 11(c), in whole or in part, to a Shareholder, a Plan or an Affiliate. The Company shall give reasonable written notice to the Transferor of any assignment of its rights.

     (d) Legend. In order to enforce the restrictions imposed upon shares under this Plan or as provided in an Agreement relating to an Incentive Award, the Board may cause a legend or legends to be placed on any certificate representing shares issued pursuant to this Plan which legend or legends shall make appropriate reference to the restriction imposed under it.

     (e) Put Rights. The Board, by inclusion of appropriate language in the Agreement relating to an Incentive Award, may grant the person acquiring shares of Stock thereunder the right to put such shares to the Company at the fair market value of such shares (as determined hereunder) at the time of exercise of such put, or at such other value as shall be specified on the Agreement, subject to such further terms and conditions as the Board shall include in the Agreement relating to such Incentive Award.

     (f) Additional Provisions. The Board may, in its sole discretion, include additional provisions in any Incentive Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, arrangements for loans or transfers of property to Optionees upon exercise of Options, a requirement to enter into any applicable shareholders agreement by and among the Company and any of its shareholders or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     12. TERMINATION OF SERVICE OR EMPLOYMENT OF OPTIONEE

     Upon the termination of the employment or service of an Optionee, or Holder with the Company or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such individual, any Option or shares of restricted stock that have not become vested to such individual pursuant to the Plan, shall terminate and such individual shall have no further right to purchase shares of Stock pursuant to such Option and such restricted stock shall be forfeited; provided, however, that the Board may provide, by inclusion of appropriate language in any Option or restricted Stock Agreement, that the grantee may (subject to the general limitations on exercise set forth in Section 10(b) above), in the event of termination of employment or service with the Company or a Subsidiary, exercise an Option or receive unrestricted shares of Stock, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Incentive Award as provided in Sections 6 and 10 above, either subject to or without regard to any installment limitation, condition on exercise or transfer, or vesting requirement imposed pursuant to such Sections. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or service for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment or service with the Company or a Subsidiary shall not be deemed to occur if the Optionee is immediately thereafter employed by or engaged with the Company or any Subsidiary in any capacity.

     13. RIGHTS IN THE EVENT OF DEATH OR DISABILITY

     (a) Death. If an Optionee dies while employed by or providing service to the Company or a Subsidiary, the executors or administrators or legatees or distributees of such individual's estate shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within six (6) months after the date of such individual's death and before termination of the Option as provided in Section 10(a) above, to exercise any vested portion of the Option held by such individual at the date of such individual's death. The extent to which shares of restricted Stock shall become vested as a result of the grantee's death while employed by or providing services to the Company or a Subsidiary shall be determined by the Board at the time of grant of such shares of restricted Stock and specified in the related Agreement.

     (b) Disability. If an Optionee terminates employment or service with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such person, then such person shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), at any time within six (6) months after such termination of employment or service and before termination of the Option as provided in Section 10(a) above, to exercise, in whole or in part, any vested portion of the Option held by such person at the date of such termination of employment or service. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive. The extent to which shares of restricted stock shall become vested as a result of the grantee's "total and permanent disability" while employed by or engaged in performing services for the Company or a Subsidiary shall be determined by the Board at the time of grant of such shares of restricted stock and specified in the related Agreement.

     14. USE OF PROCEEDS

     The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under the Plan and the issuance of shares of restricted stock hereunder shall constitute general funds of the Company.

     15. REQUIREMENTS OF LAW

     The Company shall not be required to sell, issue or transfer any shares of Stock under any Incentive Award if the sale, issuance or transfer of such shares would constitute a violation by the Holder or the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), at the time of grant of restricted Stock or when such Stock becomes vested or upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by thereby, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such restricted Stock or Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto or pursuant to a grant of restricted Stock to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable or that shares of Stock may not be issued pursuant to a grant of restricted Stock unless and until the shares of Stock covered by such grant or Option are registered or are subject to an available exemption from registration, the exercise of such Option or issuance of shares of Stock pursuant to such grant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     16. AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Incentive Awards have not been granted; provided, however, that no amendment by the Board shall, without approval by a majority of the votes cast at a duly held meeting of the shareholders of the Company at which a quorum representing at least a majority of outstanding shares of stock of the Company entitled to vote thereon is, either in person or by proxy, present and voting on the Plan or by written consent in accordance with the Articles of Incorporation and By-Laws of the Company, (a) change the requirements as to eligibility to receive Incentive Stock Options; or (b) increase the maximum number of shares of Stock in the aggregate that may be sold or issued pursuant to grants of Incentive Stock Options under the Plan (except as permitted under Section 17 hereof). Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall not, without the consent of the holder of the Incentive Award, alter or impair rights or obligations under any Incentive Award theretofore granted under the Plan. With the consent of the Optionee or Holder, the Board may amend any outstanding Agreement in a manner not inconsistent with the Plan. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board; amendments requiring stockholder approval (as provided in this Section 16) shall become effective when adopted by the Board, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular Optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such Option to a particular Optionee.

     17. EFFECT OF CHANGES IN CAPITALIZATION

     (a) Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the issuance of which restricted Stock may be awarded and for the acquisition of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     (b) Reorganization in Which the Company Is the Surviving Corporation. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

     (c) Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity (other than persons who are shareholders of the Company at the time the Plan is approved by the shareholders and other than an Affiliate) owning 80% or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent a provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10(b) above), immediately before the occurrence of such termination and during such period occurring before such termination as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, to the extent that such Option was otherwise exercisable at the time such termination occurs, except that, by inclusion of appropriate language in an Option Agreement, the Board may provide that the Option may be exercised before termination without regard to any installment limitation or other condition on exercise imposed pursuant to Section 10(b) above. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. The extent to which unvested shares of restricted Stock shall be vested or forfeited in the case of an event described in this Section 17(c) shall be set out in the Agreement with respect to such grant; in the absence of such a provision, the unvested shares shall be forfeited.

     (d) Adjustments. Adjustments under this Section 17 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (e) No Limitations on Company. The grant of shares of Incentive Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     18. DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Incentive Award granted or agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Subsidiary. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

     19. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of restricted stock, stock options or stock appreciation rights otherwise than under the Plan.

                                    *   *   *

     The Plan was duly adopted and approved by the Board of Directors of the Company on the 10th day of February, 1999.
                                              /s/ Calvin Cobb
                                            ------------------------------------
                                            Secretary

     The Plan was duly adopted and approved by the shareholders of the Company on the 17th day of March, 1999.
                                              /s/ Calvin Cobb
                                            ------------------------------------
                                            Secretary

                                                                       EXHIBIT A

                             AMENDMENT NO. 1 TO THE
               INFORMAX, INC. EQUITY INCENTIVE COMPENSATION PLAN

         WHEREAS, InforMax, Inc. (the "Corporation") maintains the InforMax, Inc. Equity Incentive Compensation Plan (the "Plan");

         WHEREAS, the Corporation desires to amend the Plan to increase the number of common shares of beneficial interest of the Corporation available for grants under the Plan; and

         WHEREAS, the Directors of the Corporation and the shareholders of the Corporation have approved this amendment.

         NOW, THEREFORE, the Plan is hereby amended as follows:

         The second sentence of Section 3 is amended in its entirety to read as follows, effective as of July 11, 1999:

         The number of shares of Non-Voting Stock that may be issued pursuant to Incentive Awards under the Plan shall not exceed, in the aggregate, 2,700,000 shares, which number of shares is subject to adjustment as hereafter provided in
Section 17 below.

                                    * * * * *

         In all respects not amended, the Plan is confirmed and ratified.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 1 to be executed and delivered by its duly authorized officer on this 25th day of July, 1999.

                                       InforMax, Inc.

                                       By: /s/ Alexander Titomirov
                                           ----------------------------------
                                           Alexander Titomirov
                                           President and Chief Executive Officer

                                                                       EXHIBIT A

                             AMENDMENT NO. 2 TO THE
               INFORMAX, INC. EQUITY INCENTIVE COMPENSATION PLAN

         WHEREAS, InforMax, Inc. (the "Corporation") maintains the InforMax, Inc. Equity Incentive Compensation Plan (the "Plan");

         WHEREAS, the Corporation desires to amend the Plan to increase the number of common shares of beneficial interest of the Corporation available for grants under the Plan; and

         WHEREAS, the Directors of the Corporation and the shareholders of the Corporation have approved this amendment.

         NOW, THEREFORE, the Plan is hereby amended as follows:

         The second sentence of Section 3 is amended in its entirety to read as follows, effective as of November 8, 1999:

         The number of shares of Non-Voting Stock that may be issued pursuant to Incentive Awards under the Plan shall not exceed, in the aggregate, 3,200,000 shares, which number of shares is subject to adjustment as hereafter provided in
Section 17 below.
                                    * * * * *

         In all respects not amended, the Plan is confirmed and ratified.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 2 to be executed and delivered by its duly authorized officer on this 25th day of January, 2000.

                                       InforMax, Inc.

                                       By: /s/ Alexander Titomirov
                                           ----------------------------------
                                           Alexander Titomirov
                                           President and Chief Executive Officer